THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED

                                 Loan Agreement


This agreement is made at the Siam  Commercial  Bank Public  Company  Limited on
                 as evidence that :
----------------

We, King Power Duty Fee Co., Ltd., Thai nationality, with offices at 26th & 27th Floors, Siam Tower Building, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Borrower," have made this agreement with the Siam Commercial Bank Public Company Limited, hereinafter called the "Lender" as follows :

1. Whereas the Borrower has obtained a loan from the Lender for Baht 50,000,000.00 (Fifty Million Baht), and whenever having received any loan amount from the Lender, the Borrower shall issue a receipt of such amount to the Lender, which shall be deemed part of this agreement.

2. The Borrower agrees to pay interest for the loan under Clause 1 at the maximum interest rate charged to the general customers as announced by the Lender under the Bank of Thailand's Notification, Re : Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum interest rate," except in the case where the Borrower is in breach of any condition, then the Borrower consents to pay interest at the maximum default interest rate that the Lender has announced under the said Notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this agreement, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a. The said interest rates are subject to change as to be announced by the Lender from time to time. The Borrower agrees to pay interest at the maximum interest rate on monthly basis, on or before the 5th of every month, to the Lender at the offices and during office hours of the Lender. If the date of payment of the interest falls on the Lender's holiday, it shall be postponed to the next working day. Payment of interest shall commence on
                    ------------------------------------------

3. The Borrower agrees repay the principal under Clause 1, together with the interest, to the Lender, as follows :

         3.1 To pay the interest to the Lender on monthly basis, commencing on obtaining the first payment; and

         3.2 To repay the principal to the Lender, on monthly basis, for Baht 2,100,000.00 (Two Million One Hundred Thousand Baht), commencing on the 7th month from obtaining the first payment.

         Such payment shall be made at the offices and during office hours of the Lender, until payment of the principal together with the interest shall be complete within 2 years and 6 months form obtaining the loan amount.

4. The Borrower may request to make prepayment of the principal, either in whole or in part, before the date specified in Clause 3, provided that the Borrower has proceeded the followings :

         4.1 The Borrower has obtained a written permission of the Lender. In view of this, the Borrower agrees that it is under discretion of the Lender whether to permit the Borrower to make prepayment of the outstanding principal or not, to which the Borrower shall not dispute, and the Borrower agrees to not claim for any damages from the Lender.

         4.2 The Borrower has paid the interest of the outstanding principal as at the date of prepayment, from the date of previous payment of interest to the date of prepayment, to the Lender accordingly.

         4.3 The Borrower shall pay prepayment fee at a rate of 2% of the prepayment amount to the Borrower on the date of prepayment.

         The Borrower acknowledges that though the Borrower has made certain prepayment, the Borrower remains liable to repay the principal and pay the interest according to the amount and due date specified in Clause 2 and Clause 3.

5. The Borrower agrees to perform the obligations to the Lender according to the above covenants in all respects.

6. In case of any of the followings, it shall be deemed that the Borrower is in breach of the agreement :

         6.1 Where the Borrower fails to repay the principal, pay the interest or any money, according to the amount and due date specified herein;

         6.2      Where the Borrower is in breach or violates any clause herein;

         6.3 Where any evidence, letter, guarantee or document submitted by the Borrower to the Lender appears to be false or fake or invalid according to law;

         6.4 Where an action has been entered against the Borrower or there is any grounds for the Lender to believe that it may cause damage to the operation or financial status of the Borrower;

         6.5 The Borrower becomes insolvent or is subject to receivership or seizure or attachment of the property by the official; or

         6.6 The collateral submitted by the Borrower to the Lender devalued and/or creditability has been decreased due to whatever reasons and the Lender has notified the Borrower to arrange for additional collateral in order that the total collateral shall be not less than previously, but the Borrower has failed to comply or was unable to do so.

         If the Borrower is in default or in breach of the above conditions, the Borrower consents that it shall be deemed as default of the total loan and that all obligations under this agreement become due. Thereby, the Borrower consents the Lender to charge the maximum default interest rate to the outstanding amount, from the date of default to the date on which payment is made in full, and the Borrower shall be liable to all damages occurred to the Lender due to such default or breach of the conditions by the Borrower, including the expenses on warning, demanding, collection, litigation and enforcement of performance of obligations accordingly.

7. The Borrower and the Lender agree that if the outstanding payment of interest has been incurred for not less than one year due to whatever reasons, the Borrower consents the Lender to accumulate the same to the outstanding principal, and the interest shall be charged to the total amount thereof. Thereby, the interest accumulated to the principal shall become the principal that the Lender has to repay the Borrower under Clause 3, and to pay interest at the maximum default interest rate until the Borrower has performed the obligations to the Lender in full, without having to notify the Borrower in advance.

         The accumulation of the interest to the principal as described in the previous paragraph shall not prejudice the right of the Lender under Clause 6.

8. All stamp duties, fees (besides the ones indicated herein), taxes & duties, insurance premiums of the collateral, expense and any amount incurred due to registration of the collateral, mortgage, pledge, guarantee or any proceedings related to the collateral, power of attorney on insurance, preparation and making and carrying out this agreement or juristic documents or other agreement(s) in connection with this agreement, including the legal fees and other expenses and damages incurred from such proceedings under this agreement, shall be borne by the Borrower.

         In addition, in case the Borrower is in breach of this agreement causing the Lender to incur the cost, expense or pay additional money for proceeding according to law, instruction, notification, directive of the Bank of Thailand or the concerned government agency, including but not limited to the reserve of fund, cash, liquidity assets, appraisal of the collateral for calculation of the reserve for debt classification of the Borrower, the Borrower consents to reimburse the increased amount and/or the additional amount the Lender has to pay, due to the Borrower's breach of agreement, to the Lender upon receipt of the Lender's notice.

9. The Borrower consents that it is under discretion of the Lender to deduct money from all types of deposits accounts the Borrower has with the Lender or any money the Borrower has with the Lender or that the Borrower is entitled to receive from the Lender, including the money that the Borrower is the owner or the creditor of the Lender, as payment for the principal, interest, fees, stamp duties, insurance premiums (if any), various expenses, damages or any amount the Borrower has the duty to pay the Lender under this agreement immediately, without having to notify the Borrower.

         In case the money in the said bank account and/or the money the Borrower has with the Lender or the money the Borrower is entitled to receive from the Lender, including the money that the Borrower is the owner or the creditor of the Lender, is not available or insufficient for such deduction in full, the Borrower consents that it is under discretion of the Lender to debit the amount for which the Borrower must be responsible, either in whole or in part, to the current account that the Borrower has with the Lender, in order for the Borrower to continue to be the debtor of overdraft with the Lender. Thereby, the Borrower consents to pay interest for the total accumulated amount of overdraft to the Lender at the maximum interest rate, except in case where the Borrower is in breach of the conditions set forth in the application for opening the current account and/or the Overdraft Agreement that the Borrower has made with the Lender, then the Borrower consents to pay the maximum default interest rate according to the practice of charging interest of the current account of the commercial banks, from the date of such overdraft onwards.

10. All correspondence, collection letters, notices or other documents to be forwarded to the Borrower, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Borrower, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Borrower has failed to notify such change or demolition in writing to the Lender, or because such address could not be found, it shall be deemed that the Borrower has acknowledged the same accordingly.

11. In case this agreement has a mortgage of property as collateral, if the Lender exercises foreclosure for auction and the proceeds deriving therefrom appears to be insufficient to perform the obligations, or in case the Lender has taken the mortgaged property and the value thereof appears to less than the obligations in whichever amount, the Borrower consents to pay the difference thereof, from the Borrower's other property, to the Lender accordingly.

12. The Borrower consents the Lender to transfer the rights, duties and interests, including the collateral under this agreement, either in whole or in part, to a third party, by merely notifying the Borrower in writing.


The Borrower and the Lender have acknowledged the contents of this agreement entirely and found it to be in accordance with their intention, hereunder sign their names on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -
                         (King Power Duty Fee Co., Ltd.)                Borrower


           (Mrs. Napha Benchaphaibunkul) (Mr. Somsak Tangkanchanakiat)  Lender
                               Authorized Persons


                                   - Signed -
                              (Apichart Yodmueang)                      Witness


                                   - Signed -
                              (Kitcha Pariyapharit)                     Witness

                   Letter of Request for Obtaining Loan Amount

                 The Siam Commercial Bank Public Company Limited


                                                                      Date


Re       Request for Receiving Loan Amount

To       Managing Director, Siam Commercial Bank Public Company Limited


Whereas we, King Power Duty Fee Co., Ltd., hereinafter called the "Borrower," have entered into a loan agreement with Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for Baht 50,000,000.00 (Fifty Million
Baht),  according  to the Loan  Agreement  dated................................
hereinafter called the "Loan Agreement."

The    Borrower    would    like   to    receive    the   loan    amount    Baht
................................................  from the Bank,  and request the
Bank to proceed as follows :



The Borrower agrees to be liable to the proceedings that the Bank has carried out as requested by the Borrower in all respects, and it shall be deemed that the Borrower has received Baht .................................................
.................................................................................
from the Bank accordingly, and such cheque issued by the Bank for the above or such document for remitting the loan amount into the bank account shall be deemed the receipt of the loan amount of the Borrower according to the Loan Agreement.

Furthermore, the Borrower guarantees that the Borrower has complied with the terms and conditions of the Loan Agreement in all respects, and not in breach of any condition or has taken any action in violation of the Loan Agreement, and that the Borrower shall disburse of the said loan amount for the purpose specified in the Loan Agreement.

For your consideration and kindly proceed as requested.

                                                          (Company Seal Affixed)
                                   - Signed -                           Borrower
                         (King Power Duty Fee Co., Ltd.)


                                   - Signed -                           Witness
                              (Apichart Yodmueang)


                                   - Signed -                           Witness
                              (Kitcha Pariyapharit)

                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED

        Letter Requesting the Bank to Deduct Money from Deposits Accounts


                                         Made at the Siam Commercial Bank Public
                                                    Company Limited, Head Office

                                         Date...................................


Whereas we, King Power Duty Free Co., Ltd., hereinafter called the "Debtor" have credit facilities with the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," and we have the obligations to perform and/or comply with the terms and conditions of the said credit facilities regarding payment of the fees, stamp duties, insurance premiums, service charges, and relevant expenses and/or the damages concerning or in connection with the credit facilities granted by the Bank or our performance of obligations to the Bank and/or various persons or juristic persons, hereinafter called the "third party," existing at present and/or in the future, in accordance with the conditions specified in the agreements of the credit facilities that we and/or the Debtor have made with the Bank, hereinafter called collectively and instead of one another as the "Debt,"

For our convenience and/or that of the Debtor in paying the said debt to the Bank and/or the third party, we request the Bank to deduct money from the deposits accounts that we have with the Bank, be it any type of deposits account existing at present or in the future, hereinafter called collectively as the "deposits accounts" to pay our debt as stated above.

Therefore, by means of this letter, we request the Bank to proceed as follows :

1. We request the Bank to deduct money from our deposits accounts according to the amount of debt we and/or the Debtor have with the Bank and/or a third party, whereby the Bank is entitled to immediately deduct money from all deposits accounts, from any account before or after, and in any amount from each deposits account as the Bank deems appropriate, to pay the debt we and/or the Debtor have with the Bank and/or a third party upon due date without having to notify us, and the Bank is entitled to deduct money from our deposits accounts, either in whole or in part. If various types of debt become due simultaneously, the Bank may deduct money from our deposits accounts to pay any type of debt or several types of debt, either in whole or in part, and in any priority.

         For deduction of money from our deposits accounts for paying the debt in the previous paragraph, we consent the Bank to collect any fee and/or service charge and/or expense concerning such deduction from our deposits accounts and/or concerning the said debt in the previous paragraph and/or the collateral we and/or the Debtor have submitted to the Bank at the rate fixed by the Bank, and we consent the Bank to deduct money from our deposits accounts to pay the said debt as well.

2. If there appears to be no money in the deposits accounts for transfer or deduction for paying our debt, or having money but with insufficient amount for transfer or deduction for paying our debt in full, we consent the Bank to proceed with any or all of the followings without having to notify us in advance :

         (1) Deduct other moneys we have with the Bank and/or the money we are entitled to receive from the Bank, including the money we own or being the creditor of the Bank, as well as all rights of claims we have or may demand from the Bank, existing at present or in the future, for paying such debt.

         (2) Pay or transfer money or issue a cheque or take any action according to the request, agreement, or other document we and/or the Debtor have made with the Bank or a third party, either existing at present or in the future, for paying the debt to a third party. Thereby, we consent to reimburse the Bank in full of such amount plus interest at the maximum interest rate for general customers who defaulted the condition as announced by the Bank under the Notification of the Bank of Thailand on Procedure for Commercial Banks Regarding Interest and Discount which, at the time of making this letter, is 15.00% p.a., and subject to change as announced by the Bank from time to time, hereinafter called the "maximum default interest rate" from the date of the said action has been taken by the Bank to the date on which we shall reimburse the Bank in full.

         (3) Debit the amount of the total debt or the outstanding debt after deduction of money from the deposits accounts according to Clause 1 and/or deduction of any amount according to Clause 2 (1) and/or which incurred from the action taken according to Clause 2 (2) into the current account we have with the Bank in order that we shall owe the same amount as overdraft. Thereby, we consent to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate announced by the Bank under the Notification of the Bank of Thailand on Procedure for Commercial Banks Regarding Interest and Discount which, at the time of making this letter, is 11.50% p.a., and subject to change as announced by the Bank from time to time, hereinafter called the "maximum interest rate." In case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement we have made with the Bank, we consent to pay the maximum default interest rate instead of the said maximum interest rate according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards. And, in this case, it shall not be deemed as paying other debt resulting in the finish of our liability, until we shall have made debt payment to the Bank totally and accordingly.

                  Whether the Bank proceeds with any or all of the above, we consent that we remain to have the obligation to pay the debt to the Bank, and this shall not relieve us from being a defaulter in anyway.

3. We agree that all documents concerning deduction of money from our deposits accounts and/or the Bank's action as specified herein shall be deemed correct in all respects.

         In deduction of money from the said deposits accounts, the Bank does not need to notify us because we will know of such items from the passbook and/or statement and/or money slip or receipt.

4. All agreements already made by us and/or those to be made in the future with the Bank concerning deduction of money from our deposits accounts for paying our debt and/or that of the Debtor with the Bank and/or the debt we request the Bank to pay to a third party, if the said agreement has method of deduction differently from this letter, we consent that the Bank is entitled to choose to deduct money from our deposits accounts by any or all methods specified in any or all agreements or as specified herein, as the Bank deems appropriate.

         In case of change of the number of any of our deposits accounts due to whatever reasons, we agree that this letter shall be valid to the new deposits account number as well.

5. As the Bank deducts money from our deposits accounts and/or any amount specified herein according to our request, should there be any damage or error due to whatever reasons, the Bank shall not be liable thereto.

6. We acknowledge that the Bank is entitled to proceed with any or all above actions, and should any damage occurred to the Bank due to carrying our any of the above actions, we consent to make compensation to the Bank in all respects and with no condition whatsoever.

7. We consent that this letter shall be valid continuously and we shall not revoke it until we and/or the Debtor shall have paid all debts to the Bank accordingly.

We acknowledge the contents of this letter entirely and found it to be in accordance with our intention, and hereunder sign our name and affix seal (if any) on the date indicated above.

                                                          (Company Seal Affixed)
                                   - Signed -            Deposits Accounts Owner
                         (King Power Duty Fee Co., Ltd.)


                                   - Signed -            Witness
                              (Apichart Yodmueang)


                                   - signed -            Witness
                              (Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on.........................., as evidence that the undersigned,

a. Mr. Viratana Suntaranond, aged 60 years, Thai nationality, residing at No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen, Bangkok Metropolis; and

b. Mr. Vichai Raksriaksorn, aged 43 years, Thai nationality, residing at No. 20 Soi Sukhumvit 64, Bang Chak Sub-district, Phra Khanong District, Bangkok,

hereinafter called the "Guarantors" consents to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 750,000,000.00 (Seven Hundred Fifty Million Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantors shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantors consents the Bank to charge interest of the principal that the Debtor and/or the Guarantors owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantors are in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantors consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantors shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantors agree to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantors under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantors hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantors and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor. - 2 -

4. This guarantee shall be valid continuously, and the Guarantors shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantors completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantors know of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other guarantors, thereby the remaining Guarantors shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantors shall not raise preclusion by prescription as a defense against the Bank, and shall consents to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantors consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantors first, and it shall be deemed that the Guarantors agree to such leniency on every occasion, and that the Guarantors waive the right on the Debtor's defense against the Bank when the Bank demands the Guarantors to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantors to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantors under this contract shall not be relieved, either in whole or in part.

10. The Guarantors consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantors have with the Bank, including the money that the Guarantors are the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantors under this contract immediately, without having to notify the Guarantors. In case the said deposits accounts, the money that the Guarantors are the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantors consents that it is under discretion of the Bank to debit the amount that the Guarantors shall be responsible or such debt or the outstanding amount into the current account of the Guarantors in order that the Guarantors shall owe the same amount as overdraft. Thereby, the Guarantors consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantors consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11.      The  Guarantors  consents  that any act of the Debtor or a third  party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantors as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantors, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantors, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantors have failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantors have acknowledged the same accordingly.

13.      The Guarantors  consents to  submit.......................  to the Bank for retention until performance of the obligations shall be made in full.

The Guarantors, having read and understood this contract and found it to be in accordance with their intention, hereunder sign their names on the date indicated above.


                                   - Signed -                          Guarantor
                           (Mr. Viratana Suntaranond)


                                   - Signed -                          Guarantor
                            (Mr. Vichai Raksriaksorn)


                                   - Signed -                          Witness
                              (Apichart Yodmueang)


                                   - signed -                          Witness
                              (Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on ............................., as evidence that the undersigned,

a. King Power On Board Sale & Services Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis,

hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 750,000,000.00 (Seven Hundred Fifty Million Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in Clause 1 immediately, whereby the Guarantor agrees to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor  consents to  submit........................  to the Bank for retention until performance of the obligations shall be made in full.

The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                 (King Power On Board Sale & Services Co., Ltd.)


                                   - Signed -                          Witness
                              (Apichart Yodmueang)


                                   - Signed -                          Witness
                              (Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on ................................, as evidence that the undersigned,

a. King Power International Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis,

hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 750,000,000.00 (Seven Hundred Fifty Million Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in

         Clause 1 immediately, whereby the Guarantor agrees to perform the obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor  consents to  submit.............................  to the
         Bank for retention until performance of the obligations shall be made in full.

The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                      (King Power International Co., Ltd.)


                                   - Signed -                          Witness
                              (Apichart Yodmueang)


                                   - Signed -                          Witness
                              (Kitcha Pariyapharit)

                               Guarantee Contract


This contract is made at the Siam Commercial Bank Public Company  Limited,  Head
Office, on ........................., as evidence that the undersigned,

a. King Power Tax Free Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis,

hereinafter called the "Guarantor" consents to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., hereinafter called the "Debtor," to the Siam Commercial Bank Public Company Limited, hereinafter called the "Bank," for the total amount of guarantee Baht 750,000,000.00 (Seven Hundred Fifty Million Baht), as follows :

1. The obligations under this Guarantee Contract consisting of overdraft, loans, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the Debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the Debtor, and the existing debts the Debtor has with the Bank and/or the debts the Debtor may have with the Bank in the future, hereinafter called the "Primary Debt."

         Both parties mutually understand that the Guarantor shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the Debtor, encumbrances which are accessories of debt, including all expenses that the Bank has to pay regarding collection or litigation against the Debtor for enforcement of performance of obligations as well.

2. The Guarantor consents the Bank to charge interest of the principal that the Debtor and/or the Guarantor owe to the Bank at the maximum rate for the general customers that the Bank has announced under the Bank of Thailand's Notification on Procedure for Commercial Banks Regarding Interest and Discount, hereinafter called the "maximum rate," except in the case where the Debtor and/or the Guarantor is in breach of the terms and conditions of the Primary Debt and/or as specified herein, the Guarantor consents to pay interest charged to the default customers announced by the Bank under the said notification of the Bank of Thailand, hereinafter called the "maximum default interest rate." At the time of entering into this contract, the maximum interest rate is 11.50% p.a. and the maximum default interest rate 15.00% p.a., and these are subject to change as to be announced by the Bank from time to time.

3. In case the Debtor fails to pay the Primary Debt, be it all items or separate item, or is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, or the Debtor can no longer take advantage of the beginning or the end of the term, the Guarantor shall be liable jointly with the Debtor of the obligations prescribed in obligations to the Bank promptly and/or consents the Bank to deduct such amount from the deposits accounts of the Guarantor under Clause 10, as the Bank deems appropriate.

         In case any particular item of the obligations guaranteed under this contract is a Letter of Guarantee that the Bank has issued for the Debtor, the Guarantor hereby consents that if the creditor demands payment from the Bank according to the said Letter of Guarantee, the Bank is entitled to make such payment immediately without having to notify the Guarantor and/or the Debtor first, and it is not necessary to inquire the Debtor whether the Debtor has any defense against the creditor or not; or though the Bank may be informed that the Debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

4. This guarantee shall be valid continuously, and the Guarantor shall not revoke it, for as long as the Bank has not received performance of obligations under Clause 1 in full.

5. This guarantee shall bind the Guarantor completely, though it may appear at a later date that the Debtor shall not be liable to the Primary Debt to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantor knows of the misunderstanding or incompetence or not.

6. The Bank reserves the right to claim or not to claim or to release any guarantor, without having to request for consents or to notify other Guarantor, thereby the remaining Guarantor shall continue to be liable to the total obligations accordingly.

7. In case the Debtor dies and the Bank has not entered an action for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the Debtor, until one year from the date of death, the Guarantor shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations to the Bank accordingly.

8. The Guarantor consents the Bank to grant leniency to the Debtor as the Bank deems appropriate without having to notify the Guarantor first, and it shall be deemed that the Guarantor agree to such leniency on every occasion, and that the Guarantor waives the right on the Debtor's defense against the Bank when the Bank demands the Guarantor to comply with the contract.

9. Though it may appear that any act of the Bank may cause the Guarantor to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the Debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantor under this contract shall not be relieved, either in whole or in part.

10. The Guarantor consents that it is under discretion of the Bank to deduct money from all deposits accounts the Guarantor has with the
         Bank, including the money that the Guarantor is the owner or the creditor of the Bank, for performance of obligations of the Debtor and/or the Guarantor under this contract immediately, without having to notify the Guarantor. In case the said deposits accounts, the money that the Guarantor is the owner or the creditor of the Bank, shall not be available or insufficient for deduction for performance of obligations in full, the Guarantor consents that it is under discretion of the Bank to debit the amount that the Guarantor shall be responsible or such debt or the outstanding amount into the current account of the Guarantor in order that the Guarantor shall owe the same amount as overdraft. Thereby, the Guarantor consents to pay interest of the accumulated overdraft amount to the Bank at the maximum interest rate, except in case of breach of the terms and conditions of the application for opening the current account and/or the Overdraft Agreement made with the Bank, the Guarantor consents to pay the maximum default interest rate instead of the said maximum interest rate, according to the practice of computing accumulated interest of overdraft of the commercial banks, from the date of the said overdraft onwards.

11. The Guarantor consents that any act of the Debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the Debtor, it shall be the disadvantage of the Guarantor as well.

12. All correspondence, collection letters, notices or other documents to be forwarded to the Guarantor, by registered or regular mail, or by messenger, if they have been forwarded to the above address herein, it shall be deemed as having been duly forwarded to the Guarantor, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantor has failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantor has acknowledged the same accordingly.

13.      The Guarantor consents to submit..........................  to the Bank for retention until performance of the obligations shall be made in full.

The Guarantor, having read and understood this contract and found it to be in accordance with their intention, hereunder sign the name on the date indicated above.


                                                          (Company Seal Affixed)
                                   - Signed -                          Guarantor
                         (King Power Tax Free Co., Ltd.)


                                   - Signed -                          Witness
                              (Apichart Yodmueang)


                                   - signed -                          Witness
                              (Kitcha Pariyapharit)